Exhibit 99.1

Corporate Presentation June 2025 Clinical Stage Programs Addressing Urgent Need for Overcoming Antibiotic Resistance NYSE American: PHGE

SAFE HARBOR STATEMENT

About this Presentation

The information contained in this presentation has been prepared by BiomX Inc. and its subsidiaries (collectively, the “Company” or “BiomX”) and contains information pertaining to the business and operations of the Company. The information contained in this presentation is current only as of the date on its cover. For any time after the cover date of this presentation, the information, including information concerning our business, financial condition, results of operations and prospects, may have changed. The delivery of this presentation shall not, under any circumstances, create any implication that there have been no changes in our affairs after the date of this presentation. We have not authorized any person to give any information or to make any representations about us in connection with this presentation that is not contained herein. If any information has been or is given or any representations have been or are made to you outside of this presentation, such information or representations should not be relied upon as having been authorized by us.

Forward-Looking Statements

This presentation contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on BiomX management’s current beliefs, expectations and assumptions. For example, when we discuss future potential clinical trials, including their design, objectives, costs, endpoints, potential benefits and timing thereof, the potential outcomes of discussions that we may have with the U.S. Food and Drug Administration (“FDA”) and foreign regulatory agencies, including timing thereof, the use of Real World Evidence and potential to obtain accelerated approval, among others, potential commercial opportunities, the potential to use our product candidates for new indications, our financial needs to fund future clinical trials, forecasted expenses and our ability to protect our intellectual property assets in the future we are making forward-looking statements. In addition, past and current pre-clinical and clinical results, as well as compassionate use, are not indicative and do not guarantee future success of BiomX clinical trials. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. You should review additional disclosures we make in our filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. Except as required by law, we are under no duty to (and expressly disclaim any such obligation to) update or revise any of the forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This presentation is for informational purposes only. Nothing in this presentation constitutes an offer to buy or sell or a solicitation of an offer to buy or sell investments, loans, securities, partnership interests, commodities or any other financial instruments. This presentation and any oral statements made in connection with this presentation do not constitute and may not be used for or in connection with, an offer or solicitation by anyone in any state or jurisdiction in which such an offer or solicitation is not authorized or permitted, or to any person to whom it is unlawful to make such offer or solicitation.

Trademarks and Service Marks

The trademarks and service marks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

FDA

This presentation concerns certain products that are under clinical investigation and which have not yet been cleared for marketing by the FDA. These products are currently limited by federal law to investigational use, and no representation is made as to the safety or effectiveness of these products for the purposes for which they are being investigated.

BiomX

Opportunity: Clinical stage programs targeting a critical threat to the global healthcare system – antibiotic resistance

Phage Therapy Promise

Alarming rise in antimicrobial resistance signals urgent need for better treatment

Phage therapy emerging as a powerful solution for persistent infections, supported by growing body of efficacy and safety data

›

BX211
– *S. aureus* infections

Positive efficacy and safety data **(Phase 2)** in DFI & DFO with *S. aureus* infection, showing **sustained ulcer reduction** and **superior recovery outcomes** in bone-depth ulcers

Potential additional Phase 2 ready indications: **PJI**

›

BX004
– *P. aeruginosa* infections

Positive Phase 1b/2a data in CF patients with *P. aeruginosa* infection, demonstrating **sputum culture conversion**, **improved lung function,** and **bacterial reduction**

Phase 2b study ongoing

Potential additional Phase 2 ready indications: **NCFB, HAP/VAP**

BiomX

DFI: Diabetic Foot Infection; DFO: Diabetic Foot Osteomyelitis; PJI: Prosthetic Joint Infection
CF: Cystic Fibrosis; NCFB: Non-cystic Fibrosis Bronchiectasis; HAP/HVP: Hospital-acquired / Ventilator-associated Pneumonia

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4 10M Annual Deaths by 2050 WHO projected Antimicrobial Resistance Mortality 3 $100T Drug Resistant Infection Cumulative Economic Loss by 2050 4 1. World Health Organization (2022). Global antimicrobial resistance and use surveillance system ( GLASS) report: 2022. 2. GBD 2021 Antimicrobial Resistance Collaborators (2024). Lancent. Global burden of bacterial antimicrobial resistance 1990 – 2021: a systematic analysis with forecasts to 2050 3. World Health Organization. (2019, April 29). New report calls for urgent action to avert antimicrobial resistance crisis 4. O'Neill, J. (2016). Tackling drug - resistant infections globally: Final report and recommendations. Review on Antimicrobial Resis tance &UHDWHG E\ 0DUWLQV 5DWNXV IURP WKH 1RXQ 3URMHFW 70% >2x 42% 35% Increase in Death Associated with Antimicrobial Resistance Expected by 2050 2 Increase in Death Associated with Antibiotic Resistant S. aureus from 1990 to 2021 2 Resistance Rate for Cephalosporin - resistant E. coli 1 Resistance Rate for Methicillin - resistant S. aureus 1 Antimicrobial Resistance: Rising concerns and limited treatment options underscore the urgent need for novel therapies &UHDWHG E\ $QGUH %XDQG IURP WKH 1RXQ 3URMHFW

5 Phage Therapy: A century - old solution with renewed promise Key Advantages Active against Antibiotic Resistant Strains Safe Modality, Inert to Human Cells, and Supported by FDA No Disruption to Microbiome - Targets Only Harmful Bacteria Penetrates and Disrupts Biofilm Self - Amplifying Phages Increase Efficacy of Each Dose Ability to Launch Straight into Early/Mid C linical Development Though first discovered >100 years ago, phage therapy struggled to gain traction — now, with rising antibiotic resistance and recent positive clinical data, we believe that its breakthrough moment has finally arrived

Phage Therapy Momentum: Growing clinical data signal a pivotal moment ahead[1]

March 2025: BiomX positive P2 data

41 patients

Diabetic Foot Osteomyelitis

BiomX

Nov. 2023: BiomX positive P1b/2a data

43 patients

Cystic Fibrosis

BiomX

Aug. 2024: Peer company reported positive P2 Part 1 data[2]

39 patients

Urinary tract infections

May 2025: Peer company reported Positive P2 data[3]

50 patients

Bacteremia

Phage Therapy Clinical Trails

- Emergence of first well-controlled, double-blind, placebo-controlled phage therapy trials
- BiomX – the first to show statistically significant clinical efficacy in a chronic bacterial infection
- Phage therapy – added benefits on top of standard-of-care, including antibiotics
- Phage therapeutics targeting high-need indications—some with no approved treatments

1. Press releases of BiomX and other companies developing phage therapies. Disclaimer: BiomX is not responsible for, and expressly disclaims responsibility for, the content of third party press releases
2. Locus Biosciences. Locus Biosciences Announces Positive Results from Part 1 of ELIMINATE Phase 2 Trial of the Engineered Bacteriophage Therapy LBP-EC01 Published in The Lancet Infectious Diseases. GlobeNewswire. August 12, 2024.
3. Armata Pharmaceuticals Announces Positive Topline Data from the Phase 1b/2a diSArm Study of Intravenously Administered AP-SA02 in Complicated Staphylococcus aureus Bacteremia. PR Newswire. May 19, 2025

BiomX

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BiomX—Built on a Strong Foundation: Backed by leaders in science, industry, and capital

Strong Science & Scientific Founders



Prof. Rotem Sorek

Head of microbial genomics group at Weizmann Institute

Phage genomics and CRISPR research

nature | Cell | Science | nature reviews immunology



Prof. Eran Elinav

Principal investigator at Weizmann Institute

Immune system and intestinal microbiome interactions

nature medicine | Cell | npj | biofilms and microbiomes



Prof. Timothy K. Lu

Associate professor leading synthetic biology group, MIT

Synthetic biology, biochemical engineering

nature | nature biotechnology | Cell Host & Microbe | Cell Genomics

Trusted by top biotech and healthcare investors

DEERFIELD® Advancing Healthcare™ | AMR Action Fund | OrbiMed Healthcare Fund Management

≥ $215 M Raised[1]

Partnered with mission-aligned global leaders

Cystic Fibrosis Foundation | Naval Medical Research Command | WRAIR

~$40 M Non-diluted Funding from U.S. Navy

1. >$200M raised from the investors listed, among others

BiomX 7

8 Additional Potential Indications with Shared Target Pathogenic Bacteria BX004 Cystic Fibrosis November 2023 , Positive Phase 2 results BX211 Diabetic Foot Osteomyelitis March 2025 , Positive Phase 2 statistically significate results BX211 Target: S. aureus BX004 Target: P. aeruginosa Phase 2b Cystic Fibrosis – Expected readout Q1 2026 Phase 2 Ready Non - Cystic Fibrosis Bronchiectasis (NCFB) 1 Phase 2 Ready HAP/VAP 1 Phase 2/3 Diabetic Foot Infection & Osteomyelitis Phase 2 Ready Prosthetic Joint Infection (PJI) 1 Shared Targets, Expanded Potential: Clinical efficacy opens the door to potential additional Phase 2 studies across related infections 1. Additional potential indications that could be pursued with shared target bacteria as parent program

9 Diabetic Foot Osteomyelitis (BX211): Cystic Fibrosis (BX004, on top of continuous SoC): - 2.91 log10 CFU/g The 1st multi - center, double - blind, placebo - controlled clinical study to demonstrate statistically significant efficacy of a phage therapy in a clinical endpoint for a chronic bacterial infection Demonstration of ability of phage to convert chronic lung infections (13 - 35 yrs, >10 7 PFU/g) to sputum culture negative with 10 days of phage treatment & signals of improvement vs placebo in pulmonary function and PROs Two positive phase 2 trials in separate indications Two different bacterial targets Two routes of administration BiomX's Groundbreaking Phase 2 Results CFB – Change From Baseline; SoC – Standard of Care; CFU – Colony Forming Units; PFU – Plaque Forming unit;

BX211 Diabetic Foot Infections & Diabetic Foot Osteomyelitis (DFI & DFO)

Disease Burden: DFI & DFO drive diabetic amputations, burdening the healthcare system

DFI to DFO
Bacterial infection spreading from soft tissue to bone



Superficial ulcer



DFI



DFO

Staphylococcus aureus is the most common bacteria present in DFI / DFO

Standard of Care
Suboptimal efficacy leading to high rate of amputation

Moderate-to-severe DFI & DFO SoC: 4 – 6 weeks of IV/oral antibiotics / debridement / offloading

Approved Therapy: Last drug approved for DFI in 2005 with no approved drugs for DFO in the US

Poor Prognosis: 20-40% of cases result in amputation, increasing 5-year mortality rate up to 50%

Economic Burden
Significant burden on both patients and healthcare system

>38M
Diagnosed diabetes, US 2024[1]

~160K
Lower limb amputations due to DFI/DFO[2]

~8B
Annual cost to US healthcare system (~$50K direct cost per patient)

BiomX

1. CDC National Diabetes Statistics Report, last visited March 2025 based on crude estimates for 2021
2. American Diabetes Association. (n.d.). *Amputation Prevention Alliance*. Retrieved June 8, 2025Nilsson, 2018 & Brooks 2021

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Treatment Control Randomized 2:1 Week 13 (R eadout ) Week 52 (Follow Up) 12 weeks 40 weeks F/U F/U 12 Duration: 12 weeks of once weekly treatment IV in week 1, topical for 12 weeks Enrollment: 41 patients with Diabetic Foot Osteomyelitis positive for S. aureus Background standard of care antibiotic Primary Endpoint: Percent area reduction of study ulcer through Week 13 BX211 Intervention: IV & topical • Percent area reduction of study ulcer through Week 13 Primary Endpoints: • Phage originating from a ‘phage - bank’, personally matched for each patient’s S. aureus BX211: Topline results from week 13 available Phase 2 Study Design: Multicenter, double blind, placebo - controlled study to assess improvement of clinical outcomes

Results Highlight: Phase 2 diabetic foot osteomyelitis

Safe and **well-tolerated**

Sustained and statistically significant **PAR ulcer size reduction**[1]

- ✓ Separation from placebo starting at week 7 with a difference greater than 40% by week 10



Statistically significant **improvements in ulcer depth** in patients with ulcers at **bone depth**

Favorable trends compared to placebo across **several additional clinical parameters**

BiomX

1. Ulcer depth was classified according to deepest tissue involved as measured by swab)

PAR- Percentage Area Reduction

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14 Percent Area Reduction (PAR) from baseline of ulcer surface area (LS Mean ± SE ) 1 (See detailed data in next slide) BX211 Group Placebo >40% P=0.052 P=0.046 From week 10 and on, BX211 showed an ulcer surface area reduction of >40% compared to placebo WEEKS 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1 >40% Efficacy (1): BX211 showed clinically relevant, statistically significant 2 , reduction in ulcer surface area 1. Areas colored in orange and blue reflect the standard error. Full Analysis Set (FAS) population, all data are MMRM (Mixed Mode l Repeated Measure) LS mean and SEs (Standard Error) 2. Not adjusted PAR – Percent Area Reduction, CI - Confidence Interval, CFB – Change From Baseline

15 Percent Area Reduction (PAR) from baseline of ulcer surface area (LS Mean ± SE ) 1 (Detailed data from previous slide) P - value 2 Difference (95% CI) Placebo BX211 PAR at week: Mean (95% CI) N (%) Mean (95% CI) N (%) 0.046 - 44.72% ( - 88.65, - 0.78) - 29.85% ( - 65.08, 5.38) 12 (80.0%) - 74.57% ( - 100.78, - 48.35) 22 (84.6%) Week 12 0.052 - 41.73% ( - 83.80, 0.34) - 34.70% ( - 68.42, - 0.99) 12 (80.0%) - 76.43% ( - 101.56, - 51.30) 20 (76.9%) Week 13 P - value Difference (95% CI) Placebo BX211 Mean (95% CI) N, e (%) Mean (95% CI) N, e (%) 0.186 - 19.96% (10.20, - 50.12) - 37.09% ( - 12.91, - 61.27) N=15, e=164 (84.1%) - 57.05% ( - 39.07, - 75.04) N=26, e=264 (90.5%) Through weeks 1 to 13 3 : 13 12 11 10 9 8 7 6 5 4 3 2 1 Week 20 22 22 23 23 19 22 23 24 25 23 23 26 BX211 (N) 12 12 12 12 12 12 12 12 14 12 13 14 14 Placebo (N) N = Number of patients, e = Number of events Efficacy (2): BX211 showed clinically relevant, statistically significant 2 , reduction in ulcer surface area 1. Full Analysis Set (FAS) population, all data are MMRM (Mixed Model Repeated Measure) LS mean and SEs (Standard Error) 2. Not adjusted 3. Primary endpoint PAR – Percent Area Reduction, CI - Confidence Interval, CFB – Change From Baseline

16 Change in tissue involvement of the ulcer for weeks 1 and 13 1 Week 1 Week 13 BX211 (N=13) Placebo (N=9) Week 1 Week 13 12/13 (92.3%) improvement 5/9 (55.56%) improvement Depth Measurement Tissue 3 Healed Dermis Below Dermis Bone Efficacy (3): Patients with ulcers at bone depth 1 displayed statistically significant 2 better recovery in the BX211 group 1. For all patients at FAS (Full Analysis Set) population that had measured bone involvement at baseline and have a measured tis sue involvement at week 13 as measured by a swab 2. The statistical test performed is Miettinen - Nurminen test, with p= 0.048, not adjusted 3. In the figure,, to avoid unblinding, Subcutaneous, Fascia and muscle were placed in the same group.

BX004 Cystic Fibrosis and NCFB

Cystic Fibrosis: Chronic pulmonary infections and the inflammatory response are primary causes of death in CF

Cystic Fibrosis
Thick mucus promotes chronic bacteria infections



Clear Airway
Thickened Mucus
Airway with CF

Thick, sticky mucus traps bacteria and hinders normal airway clearance, fostering **chronic lung infections, often driven by *Pseudomonas aeruginosa***

Standard of Care
Antibiotic resistance is associated with worse outcomes

Chronic management: Inhaled antibiotics, CFTR[1] modulators, airway clearance therapies, azithromycin

Drug-resistance: After prolonged and repeated antibiotic courses, increased resistance to antibiotics lowers efficacy and drives lung function decline and mortality in CF

Large Unmet Need
A significant number of CF patients suffer from chronic PsA infections

~105K — **Prevalent CF Patients, Worldwide[2]**

~33K — **Prevalent CF Patients, US[2]**

~17K — **CF Patients Suffering from Chronic PsA infections, US and Western EU[3]**

BiomX

1. CFTR- Cystic fibrosis transmembrane conductance regulator
2. CF Foundation estimates across 94 countries (https//www.cff.org/intro-cf/about-cystic-fibrosis)
3. CFF Annual Data Report 2019, ECFS patient registry report, 2020

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Phase 1b/2a Study Design: Multicentered, double blind, placebo-controlled study to assess safety, reduction of PsA burden and improvement in clinical outcomes

Enrollment:

43 CF patients with chronic PsA infections

Standard of care antibiotic, no restriction on CFTR modulators

BX004



Intervention: Nebulized dose

Part 1[1]
7 days - Single ascending dose followed by multiple doses[2]

- Treated – 7 subjects
- Control – 2 subjects

Part 2
10 days of same dose, twice daily

- Treated – 23 subjects
- Control – 11 subjects

Key Endpoints:

- Safety and tolerability
- Decrease in PsA burden
- FEV1 (forced expiratory volume)
- CFQ-R (CF Questionnaire-Revised) and CRISS

Topline results from Part 1 and 2 available

CFTR - cystic fibrosis transmembrane conductance regulator;
Image of phage product is intended as an illustration only, and may not represent the number of phages administered
1. Study design informed by input from the CF Foundation
2. 7 days duration - 3 ascending, 4 multiple dosing

BiomX

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Results Highlight: Phase 1b/2a cystic fibrosis (Part 1 and 2)

Study drug was well-tolerated

Reduction in bacterial load

Part 1, at Day 15: -1.42 log10 CFU/g (BX004) compared to -0.28 log10 CFU/g (placebo)

In Part 2, in a prespecified subgroup of patients on SOC inhaled antibiotics on continuous regimen, BX004 vs. placebo showed bacterial reduction of 2.8 log10 CFU/g at EOT, exceeding Part 1 results

Culture conversion

Part 2, in the BX004 arm, 3 of 21 (14.3%) patients converted to sputum culture negative for PsA after 10 days of treatment compared to 0 out of 10 (0%) in the placebo arm[1].

In Part 1, 1 of 7 (14.3%) treated patients also had converted based on physician report

Clinical efficacy

BX004 showed signals of improvement in pulmonary function vs. placebo: Relative FEV1[2] improvement (5.67%) and CF Questionnaire-Revised respiratory[2] (8.87 points) at Day 17 (1 week after EOT) in subgroup of patients with reduced lung function[3]

CFU– Colony forming units; SOC – standard of Care: EOT – End of treatment,
1. In patients that had quantitative CFU levels at study baseline
2. FEV1 (or ppFEV1) – percent predicted forced expiratory volume in 1 second, CF Questionnaire-Revised Respiratory – a PRO (Patient reported outcome) for respiratory parameters in CF patients
3. Predefined group with Baseline FEV1<70%

BiomX

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21 Placebo BX004 2 7 n - 0.28 (0.13) - 1.42 (1.03) Mean reduction (SD) Log10 CFU/g - 0.37 , - 0.18 - 3.27 , - 0.37 Max, Min Efficacy (1): BX004 demonstrated greater reduction in PsA levels compared to placebo CFU – Colony forming units - 2.91 log10 CFU/g PART 1 (after 7d of treatment): PART 2 (on top of continuous SoC): Difference Placebo (N=5) BX004 (N=7) 1 - 2.89 0.18 (0.64) - 2.71 (1.21) D4 - 2.8 - 0.11 (0.73) - 2.91 (1.4) D10 0.05 - 1.63 (0.95) - 1.58 (0.77) D17 - 1.3 - 1.1 (0.85) - 2.4 (0.9) D28 1. BX004 - A: D10 N=6 CFU/g log change from Baseline: Mean (SE)

22 Baseline PsA 1 in sputum (CFU/g) Duration of PsA infection (years) Patient 2.40x10 3 18 1 5.60x10 7 13 2 1.09x10 7 35 3 1. PsA – Pseudomonas aeruginosa, CFU/g – Colony forming units per gram 2. In patients that had quantitative CFU levels at study baseline Patients which were converted: In the BX004 arm 3 out of 21 (14.3%) patients converted to sputum culture negative for P. aeruginosa after 10 days of treatment (2 already after 4 days) 2 . In the placebo arm 0 out of 10 (0%) 2 In addition, in Part 1 of the study, one subject in the BX004 arm (1/7: 14.3%) who was persistently positive for PsA for at least 13 years had a 3.3 log reduction at D15 later converted to sputum negative 14.3% Efficacy (2): BX004 showed greater conversion (bacterial culture turned negative) in treatment over placebo

Clinical readouts in patients with reduced baseline lung function (predefined group, ppFEV1 of <70%) Difference Placebo (N=8) 2 BX004 (N=12) 2 3.29 - 4.86 (3.39) - 1.57 (2.64) D10 5.67 - 4.21 (2.78) 1.46 (2.33) D17 2.19 - 1.12 (3.96) 1.07 (2.32) D28 5.3 - 0.62 (3.65) 4.68 (3.28) D38 Difference Placebo (N=8) 3 BX004 (N=12) 3 8.87 - 6.35 (3.45) 2.52 (2.61) D17 7.07 - 5.56 (4.05) 1.51 (5.1) D38 ppFEV1 change from Baseline: Mean(SE) CFQR respiratory change from Baseline: Mean(SE) Treatment 5.67% Follow up ppFEV1 BX004 Placebo Treatment Follow up CFQR 1 (respiratory) 8.87 BX004 Placebo # #: p=0.07 23 Efficacy (3): BX004 shows meaningful clinical improvement after 10 days of treatment in multiple clinical readouts 1. PRO (Patient reported outcome) - CF Questionnaire - Revised for respiratory parameter 2. BX004: D38 N=7, Placebo: D28 N=7, D38 N=6 3. BX004: D17 and D38 N=11, Placebo: D17 and D38 N=7 Clinical improvements were observed on both objective & patient reported outcomes

Phase 2b Study: Study design

International, multicenter, double blind, placebo-controlled study to assess reduction of PsA burden and improvement in clinical outcome

Enrollment:

Objective: ~60 CF patients[1] with chronic PsA infections

Standard of care antibiotic, no restriction on CFTR modulators

BX004



Intervention: Nebulized dose

Part 2b
2 months of same dose, twice daily

Randomized 2:1

	2 months	6 months
Randomized 2:1	Treated (n=40)	F/U
	Control (n=20)	F/U

Key Endpoints:

- Decrease in PsA burden (incl. Culture conversion/eradication)
- FEV1 (forced expiratory volume)
- CFQ-R (CF Questionnaire-Revised) and CRISS
- Safety and tolerability

Topline results expected in Q1 2026

1. Subject to discussions with FDA, and further consultation. Number of subjects under the study stated is an objective and actual numbers may vary
Image of phage product is intended as an illustration only, and may not represent the number of phages administered

BiomX 24

25 Peer - reviewed publications demonstrated that P. aeruginosa ( PsA ) reduction improves patient outcomes, and ongoing real - world evidence (RWE) analysis may support regulatory filings Real - world Evidence: Potential for accelerated approval RWE analysis and similar bacteria reduction seen in BX004 CF study supports potential for accelerated approval Eradication of PsA slows lung function decline (vs. chronic PsA infection) in CF patients CF patients treated with tobramycin inhalation solution (TSI) demonstrated reduced mortality Journal of Cystic Fibrosis 22 (2023) 98 – 102 Pediatric Pulmonology 47:44 – 52 (2012)

26 NCFB: A promising next candidate given its medical similarity to cystic fibrosis 1. .Weycker, Chron Respir Dis. 2017 , Quint, European Respiratory Journal, 2016 , Ringshausen , European Respiratory Journal, 2019 , Henkle, Chest, 2018 , Asakura, American Journal of Respiratory and Critical Care Medicine 2024 , Insmed Commercial Presentation June 4 th, 2024 2. Franklin et. al, JME, Apr 2024 Image source: Cleveland Clinic: Bronchiectasis >1 M A chronic progressive inflammatory lung disease with: 0 Diagnosed patients (US, EU5, Japan) 1 Approved treatments Non - Cystic Fibrosis Bronchiectasis (NCFB) Worse Clinical Symptoms and More Inpatient / Outpatient Encounters Associated with PsA Infections 2 2.6 1.3 1.0 1.2 0.5 0.3 Any Admission* Readmission* ICU Stay* 1.1 20.6 13.6 8.1 0.9 11.0 4.1 5.4 Outpatient* Hospital Office Visit* Home* Healthcare Other Inpatient Admissions per Pt (1 yr) Out patient Admissions per Pt (1 yr) Bacteria linked to CF and NCFB are largely the same — highlighting strong scientific rationale and disease overlap that support pursuing NCFB * P < 0.05 PsA+ PsA - PsA+ PsA -

CMC & IP

GMP Production Experience

Internal GMP Facility (BiomX):

- ✓ 10 drug substance (DS) batches at 4–20L scale
- ✓ Clinical-scale master phage seed (MPS) manufacturing (~300 vials)
- ✓ DP cream/gel manufacturing (up to 11kg batches in 50g containers)
- ✓ Sterile drug product (DP) manufacturing (up to 900 vials/batch)

External CMO Partnerships (Supplemental Capacity):

- ✓ 10 MPS and corresponding production banks (300–500 vials each)
- ✓ Multi-phage DS production at 4–50L scale
- ✓ Sterile DP manufacturing (up to 3,000 vials/batch)

Integrated model provides flexibility and scalability to support clinical and development-stage programs

Regulatory Experience

- ✓ Successfully engaged in **4 pre-IND interactions** across diverse routes of administration: oral, systemic, topical, and inhaled
- ✓ **Multiple active INDs and IMPDs** supporting early- and mid-stage clinical development
- ✓ Demonstrated regulatory alignment for **first-in-human (FIH)** and **Phase 2 trials**
- ✓ Experience with regulatory submissions in both the **U.S. and EU**, including **oral, inhaled, and topical phage delivery formats**

BiomX

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BiomX Manufacturing Capabilities

Area	400 m^2
Room's classifications	Class B,C and D Fully controlled clean rooms (temp., pressure, RH)
Phage production per year	- 2,000L
No. of production suites	2 Phage production and 2 Drug product formulation and filling (liquid and creams)
Capabilities for sterile products	In preparation, clean room class B available
DS scale	18-40L working volume in Bioreactor per batch
DP scale topical	11kg per batch established, 200-250 containers of 50 g
Quality Control (QC)	2 dedicated labs to support IPC, release and stability
Quality Assurance (QA)	Phase 2 compliant quality systems
Aerosol characterization	Dedicated equipment – breathing simulator



Grade D - DP
Grade D
Dry product
Grade C
USP+DSP
Grade C – USP
Grade D - DSP
Grade C – Media
Grade D – storage, autoclave
Grade D - DP
Warehouse
QC

BiomX

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30 • 3 patent families with expirations through 2045, covering key aspects of phage discovery, formulation, and application • 2 families in national phase (USA, Europe, Japan, Australia, Canada, China) and 1 in pre - PCT stage , ensuring global protection • Comprehensive IP coverage includes: • Therapeutic phage cocktails (e.g., Staphylococcus, Pseudomonas) • Broad phage combination strategies • Claims on phage synergy to suppress resistance/mutant escape • Genetic sequence variants and engineering strategies • Synthetic phages with heterologous sequences • Use of phages in combination with antibiotics Freedom - to - operate strategy in major markets Claims designed to support both clinical assets and future pipeline expansion Ongoing IP filings to expand coverage of novel phage constructs and production methods Robust IP Portfolio Protecting Core Phage Assets Through 2045

Summary

Rapidly growing global concern, driving the need for new anti - infectives such as bacteriophage therapy Increased chronic diseases and global conflicts driving further antibiotic use and hence resistance The incidence of moderate - severe DFI + DFO annually in the US is approximately 400,000 . Presenting a potential commercial opportunity of > $2.5 billion worldwide 1 Positive results in P hase 2 study; preparing Phase 2/3 pending FDA feedback Potential for additional DHA funding to support future clinical trial, to date ~40M non dilutive funding provided Launch of Prosthetic Joint Infection Phase 2 study ready, pending funds, increasing potential commercial opportunity Pseudomonas aeruginosa ( ‘ PsA ’ ) lung infections are a leading cause of morbidity and mortality In CF, and present a potential commercial opportunity of > $ 1.5 billion worldwide 1 Phase 2 b readout expected Q 1 26 Real world evidence plan to be presented during H 2 2025 , if approved may provide pathway for expedited approval Launch of Non - Cystic Fibrosis Bronchiectasis phase 2 study ready, pending funds, increasing potential commercial opportunity Publicly traded ( NYSE American: PHGE ) $ 21.2 million cash and cash equivalents as of M arch 31 , 2025 ANTIBIOTIC RESISTANCE PHAGE THERAPY - MOMENT HAS ARRIVED Rapidly growing global concern, driving the need for new anti - infectives such as bacteriophage therapy Increased chronic diseases and global conflicts driving further antibiotic use and hence resistance BX 2 11 BX004 FINANCING AND INVESTORS Key investors: Driving Next Phase of Growth 32 1. BiomX commercial estimates

Strong Leadership

Management



Jonathan Solomon
Chief Executive Officer, Director
Former co-Founder and CEO Proclara



Merav Bassan, PhD,
Chief Development Officer
20 years drug & clinical development at Teva



Marina Wolfson, CPA,
Chief Financial Officer
Former Bioview, Ernst & Young



Inbal Benjamini-Elran,
Chief HR Officer
Former HR roles at Teva and Herzog Law

Board of Directors



Russell Greig, PhD
Chairman of the Board
Former president of GSK Pharma International & SR one, GSK corporate venture group



Greg Merril
Director
Former CEO APT, founding CEO of Immersion Medical (NASDQ: IMMR)



Alan Moses, MD
Director
Former Global Chief Medical Officer of Novo Nordisk



Susan Blum
Director
Chief Financial Officer of Melinta Therapeutics, LLC. ("Melinta")



Jonathan Leff
Director
Partner on the Therapeutics team at Deerfield and Chairman of the Deerfield Institute



Eddie Williams
Director
Former special advisor to the CEO of Ascendis Pharma, Inc.



Jesse Goodman, MD, MPH
Director
Professor of Medicine at Georgetown University and Director of the Center on Medical Product Access

Scientific Founders



Prof. Rotem Sorek
Head of microbial genomics group at Weizmann Institute
Phage genomics and CRISPR research



Prof. Timothy K. Lu
Associate professor leading synthetic biology group, MIT
Synthetic biology, biochemical engineering



Prof. Eran Elinav
Principal investigator at Weizmann Institute
Immune system and intestinal microbiome interactions

BiomX

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34 2 Phage Therapy Programs 2 Phase 2 Studies ≥ $4 B Addressable Market World - wide ≥ $215 M Raised 3 Patent Families Strong Manufacturing Capabilities Reputable Investors & Partners ≥ 50% PhDs in Leadership &UHDWHG E\ $ITRK IURP 1RXQ 3URMHFW Robust Scientific Expertise